SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

CYNERGISTEK, INC.

(Name of the Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

CYNERGISTEK, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2020

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of CynergisTek, Inc., a Delaware corporation (the “Company”), will be held on Monday, June 15, 2020, at 3:00 p.m. Central Time. The Annual Meeting will be held at the Company’s principal executive offices, located at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1.To elect the following persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified: Caleb Barlow, Michael Loria, Robert McCashin, Michael McMillan, Theresa Meadows, Mark Roberson and Dana Sellers;

2.To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement;

3.To authorize and approve the 2020 Equity Incentive Plan (the “Plan”) in the form attached to this Proxy Statement as Annex A;

4.To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2020; and

5.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on April 17, 2020 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board of Directors” or “Board”) recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the impacts and disruptions caused by the coronavirus, or COVID-19, pandemic and are sensitive to the public health and travel concerns that our stockholders may have, as well as protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. We may also announce changes to the procedures for voting your shares at the Annual Meeting. Any such changes will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

To be admitted to the Annual Meeting you may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock (the “Common Stock”) as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2020 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Austin, Texas/s/ Paul T. Anthony

April 28, 2020

Paul T. Anthony
Chief Financial Officer and Secretary

CYNERGISTEK, INC.

11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759

__________________________

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
JUNE 15, 2020

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company to be voted at the Annual Meeting to be held at the Company’s principal executive offices, located at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 on June 15, 2019, at 3:00 pm Central Time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet.  This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about April 28, 2020. The proxy solicitation materials will be first sent on or about April 28, 2020, to all stockholders entitled to vote at the Annual Meeting.

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring the impacts and disruptions caused by the coronavirus, or COVID-19, pandemic and are sensitive to the public health and travel concerns that our stockholders may have, as well as protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. We may also announce changes to the procedures for voting your shares at the Annual Meeting. Any such changes will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission. Unless otherwise indicated, “CynergisTek,” the “Company,” “we,” “us” and “our” shall refer to CynergisTek, Inc.

The persons named as proxies, Caleb Barlow and Paul T. Anthony, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld), and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the nominees to our Board listed in the Proxy Statement, FOR the non-binding resolution to approve executive compensation, FOR the approval and adoption of the Plan and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2020.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering a written notice of revocation to the Secretary of the Company at 19400 Jollyville Rd, Suite 300N, Austin, Texas, 78759, Attn: Corporate Secretary, or by voting in person at the Annual Meeting, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect seven directors, consider and vote upon an advisory, non-binding resolution to approve our executive compensation, to approve the Plan, to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2020, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•by proxy: you may complete the proxy card and mail it to the Company; or

•by Internet or telephone in accordance with the instructions in the proxy card

•in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 or (c) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. In order to attend the annual meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759 or call us at 512-402-8550.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of April 17, 2020 (the “Record Date”). As of the Record Date, 10,379,164 shares of Common Stock, par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, holders of at least 5,189,583 shares of the Company’s Common Stock must be present in person or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter.  Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 4 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. As explained in more detail in the Company’s bylaws, our directors will be elected by a majority of votes cast at the Annual Meeting.  A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director.  In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of votes cast.  If an incumbent director is not elected by a majority of votes cast, the incumbent director will promptly tender his or her resignation to the Board for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.  The Board, acting on such committee’s recommendation or on its own decision, as the case may be, will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.  Stockholders may not cumulate votes in the election of directors.

Proposal Two, Advisory Vote on Executive Compensation.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose additional fiduciary duty on, the Company or the Board.

Proposal Three, Approval of the 2020 Equity Incentive Plan.  Approval of the Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four, Ratification of Haskell & White LLP as our Independent Registered Public Accountants. Ratification of Haskell & White LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If the selection of Haskell & White, LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board will reconsider its selection.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares of Common Stock not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2021 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2021 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting pursuant to Rule 14a-8 under the Exchange Act should arrange for such proposal to be delivered to the Company’s offices, 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759, no later than December 19, 2020 in order to be considered for inclusion in the Company’s proxy statement relating to the 2021 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in Section 2.14 of our bylaws.  Pursuant to such procedures, a stockholder notice of a matter to be considered for the 2021 annual meeting must be received by the Company no earlier than February 5, 2021 and no later than March 6, 2021 to be considered timely for the 2021 annual meeting of stockholders.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2021 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until March 5, 2021; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the seven (7) incumbent directors for re-election as directors.  Directors are elected at each annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and have qualified. Each director nominee has consented to being named as a director nominee in this proxy statement and to serving as a director, if elected.  Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position
Caleb Barlow	48	Director, Chief Executive Officer and President
Michael Loria	62	Director
Michael McMillan	63	Director
Robert McCashin	73	Director
Theresa Meadows	50	Director, Chairwoman of the Nominating and Corporate Governance Committee
Mark Roberson	55	Director, Chairman of the Audit Committee
Dana Sellers	65	Director, Chairwoman of the Compensation Committee

Caleb Barlow 48. Mr. Barlow has served as the Company’s President and Chief Executive Officer since August of 2019.  Prior to joining CynergisTek, he was an Executive at the International Business Machines Corporation in the Security Business Unit.  Mr. Barlow joined the Security Business Unit in 2001, immediately after its inception, as a Director of Product Management focused on Application, Data, Mobile and Critical Infrastructure Security.  He was part of a team that in 2013 acquired Fiberlink which, in 2014, he served as the Vice President of Mobile Management and Security responsible for the integration of Fiberlink into the IBM company.  In early 2015 Mr. Barlow became the Vice President of Portfolio Marketing for IBM Security and by January of 2017 he was appointed IBM’s first Vice President of Threat Intelligence where he led the IBM X-Force.

In 2018, Mr. Barlow invented the “Cyber Tactical Operations Center" which is a first-of-its-kind training, simulation, and security operations center on wheels which won an Edison award.  In 2016, he built X-Force Command which is part of a $200M investment in a global incident response services, updated watch floors, the industry’s first immersive cyber range, and an incident command system for responding to major cyber incidents.

External to IBM, Mr. Barlow has been in leadership roles at two successful startups, including Syncra Systems, which is now part of Oracle, and Ascendant Technology, which was acquired by Avent. Caleb also holds multiple patents in the field of Unified Communication.

Michael Loria, 62. Mr. Loria has been a member of the Board since February 2020.  Mr. Loria currently is the executive vice president of corporate development at Brightcove, a leading video platform. Prior to this position he was the Vice President of Business and Corporate Development for the IBM Security Division, where he has served from October 2011 to February 2020. As one of the founding members of that division, Michael led the reseller channels organization, the development of the technology partners ecosystem and strategic alliances, technology licensing, and was responsible for the acquisitions made by this division.

Prior to his role in the formation of the IBM Security Unit, Michael had similar roles in IBM Rational Software and IBM Lotus. Prior to his work at IBM, Michael worked for companies ranging from start-ups to large enterprises in various marketing, product management, and business and corporate development roles. Mr. Loria brings years of experience in IT security and mergers & acquisitions experience to the Board.  Based on his experience and background, the Board has concluded that Mr. Loria is qualified to serve as a director of the Company.

Robert McCashin, 73. Mr. McCashin is currently a strategic advisor for the Falls River Group, a global mergers and acquisition advisor, and has been in such role since January 2009.  Prior to his time at Falls River Group, Mr. McCashin served on the Board of Directors of Imprivata from June 2008 to January 2013, as Executive Chairman for Integrian, and as a director of Peerless Manufacturing Inc. from 2006 to 2015, Timelink Inc from June 2001 to August 2010 and Argon ST, Inc. from July 2004 to July 2010.  Mr. McCashin was chairman and CEO at Identix from 2000 to 2004, where he moved the company to the NASDAQ and led the acquisition of Visionics, thereby positioning Identix as the worldwide leader in multi-biometric security products.

Mr. McCashin held various positions at Electronic Data Systems (EDS) from 1971 to 1999, a leading global services company. His final role at EDS was president and CEO of CENTROBE, the business unit created out of the consolidation of EDS worldwide call centers and database operations. During his time there, Mr. McCashin spearheaded the acquisition of Neodata and merged several units into CENTROBE.  Prior to EDS Mr. McCashin served in Vietnam as a USMC infantry platoon commander where he received a Bronze Star for Valor.

Mr. McCashin’s brings years of experience in IT security, mergers & acquisitions and public company executive and board experience to the Board.  Based on his experience and background, the Board has concluded that Mr. McCashin is qualified to serve as a director of the Company.

Michael McMillan, 63. Mr. McMillan Co-Founded CTEK Security, Inc. (formerly CynergisTek, Inc.) in 2004 and served as its CEO from its inception until his retirement in August of 2019.  He became CynergisTek’s President and Chief Strategy Officer in January of 2017 and its President and CEO in October of 2017.   He is recognized as a HIMSS Fellow, former Chair of the HIMSS Privacy & Security Steering committee, Work Group and Policy Task Force. He is recognized as a Lifetime CHIME Fellow, served on the CHIME Board of Advisors for AEHIS, the Most Wired Advisory Board, contributed to Healthcare’s Cybersecurity Model for the Baldridge award and advised KLAS on defining its cybersecurity criteria.  He has been an advisor, advocate, and role model to the HIT security community by sharing his passion to educate the industry on the importance of security since his retirement from the federal government in 2000.  He is the recipient of the CHIME Foundation Industry Leader Award for Career Excellence, the Baldrige Foundation Award for Leadership Excellence in the Cybersecurity Sector and the HIMSS John A Page Distinguished Fellows Service Award.

Mr. McMillan has been a thought leader in cybersecurity and privacy issues in healthcare and has been recognized for his many contributions to the industry. He was recognized by Health Data Management as one of the Top 50 influencers in health IT, by Becker’s Hospital Review’s lists of influential healthcare IT leaders by both its writers and readers, and named one of the top 10 health information security influencers by HealthInfoSecurity. He has served on several advisory boards, such as HIT Exchange HealthTech Industry, HealthInfoSecurity Editorial Advisory Board and Healthcare Innovations Advisory Board.  He has impacted healthcare security through broadcast and literature. This has led to his contribution in hundreds of articles, blog posts, podcasts, and news stories.  He has testified in front of Congress and supported industry efforts at congressional outreach on privacy and cybersecurity issues.  These efforts helped build a strong foundation of understanding to the importance of security in healthcare and allowed him to promote many issues such as medical device security, telehealth security, and the shortage of cybersecurity professionals in healthcare organizations.  He is a contributing author for two books on Cybersecurity and Risk Management in Healthcare.

Deeply passionate about solving the problem of the overwhelming shortage of qualified cyber professionals, he has a been a strong advocate and personal contributor to the CyberPatriot Program which provides opportunities and scholarships for young people, K-12, to enter STEM programs in college and hopefully careers beyond. He is a strong proponent of women in cybersecurity and has supported his beliefs through his leadership at CynergisTek as well as with other organizations.  He teaches and supports curriculum development at several universities in Health Administration, Health Information Management and cybersecurity programs.  He is a faculty Affiliate at the University of Texas in their cybersecurity for healthcare program and member of the Texas State University MHIM Advisory Board on Cybersecurity.

Mr. McMillan has also worked in Financial sector, has served as Director of Security for two separate Defense Agencies and sat on numerous interagency intelligence and security countermeasures committees while serving in the U.S. government. He holds a Master of Arts degree in National Security and Strategic Studies from the U.S. Naval War College and a Bachelor of Science degree in Education from Texas A&M University. He is a graduate of the Senior Officials in National Security program at the JF Kennedy School of Government at Harvard University and a 1993/4 DoD Excellence in Government Fellow.  He retired from the US Marine Corps as an Intelligence Officer after 21 years of service.  As a DoD Civilian he received both the DoD Gold and Silver Medals for Distinguished Service. Mr. McMillan brings many years of entrepreneurial experience in Cybersecurity consulting. Based on his experience and background, the Board has concluded that Mr. McMillan is qualified to serve as a director of the Company.

Theresa Meadows, 50. Ms. Meadows joined the Board in April, 2017. Since 2010, Ms. Meadows has been the Senior Vice President and Chief Information Officer for Cook Children’s Health Care System in Fort Worth, Texas. She leads teams covering areas such as infrastructure, applications, telecommunications, and program management.

Prior to joining Cook Children’s, her career included serving in roles as a registered nurse in a Cardiac Transplant Unit; healthcare consulting, project management, and leadership positions at a web development company and a large electronic medical record company. Ms. Meadows also served as a Regional Director for Ascension Health Information Services where she not only led software implementations but was instrumental in the development of Communities of Excellence.

Ms. Meadows currently serves as the Co-Chair for the Health and Human Services Healthcare Cybersecurity Task Force which is charged with creating recommendations in improving cybersecurity posture in the healthcare industry. Ms. Meadows served as chair for the North Texas Healthcare Information and Quality Collaborative (NTHIQC). Ms. Meadows has published several articles and her organization was the first to participate in the CHIME case study publications on their successful implementation of bar-coded medication verification.

Ms. Meadows has a master’s degree in healthcare informatics from the University of Alabama at Birmingham; and a bachelor’s degree in nursing from the University of Alabama at Birmingham.  She is an active member of the Children’s Hospital Association CIO Council; is a Fellow in the Healthcare Information and Management Systems Society (HIMSS); is a Fellow in the American College of Healthcare Executives (ACHE) and is an active member of the College of Health Information Management Executives (CHIME).  Ms. Meadows is a graduate of CIO Bootcamp and is a credentialed by CHIME as a Certified Healthcare CIO (CHCIO).

Ms. Meadows brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Meadows is qualified to serve as a director of the Company.

Mark Roberson, 55. Mr. Roberson currently serves as the Chief Executive Officer of Ballantyne Strong, Inc. (NYSE American: BTN) and was its Executive Vice President and Chief Financial Officer from November 2018 through April 2020. Ballantyne Strong, Inc. is a manufacturer and provider of mission critical projection solutions and managed services to customers in the entertainment, digital signage, and advertising industries.

Mr. Roberson has over 30 years of financial and operational management experience with small public and large private-equity companies. Prior to Ballantyne Strong, Mark previously served as Chief Operating Officer of Chanticleer Holdings, Inc. and Chief Executive Officer and Chief Financial Officer of PokerTek, Inc. Previously he served in various financial and operations roles with Curtiss-Wright, Inc., Krispy Kreme Doughnut Corporation, and LifeStyle Furnishings International, Ltd.

Mr. Roberson is a CPA who spent seven years in public accounting with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a BS in Accounting from UNC-Greensboro and a BS in Economics from Southern Methodist University. He was named Small Public Company CFO of the Year by the Charlotte Business Journal.

Mr. Roberson brings many years of financial experience in the public sector. Based on his experience and background, the Board has concluded that Mr. Roberson is qualified to serve as a director of the Company.

Dana Sellers, 65. Dana Sellers, 65. Ms. Sellers currently serves as a Board Member to MediQuant since January 2019, a Member of the Board of Advisors to Diligent Robotics since January 2019, a Member of the Board of Advisors for Cockrell School of Engineering. The University of Texas at Austin since May 2013, and a board member for the Greater Houston Healthconnect since 2014.  Ms. Sellers served as a Board Member for EMIDS a business and tech solutions company that help payers, providers and tech-enablers maximize technology to deliver care better.  Prior to this she was the co-founder and CEO of Encore Health Resources from January 2009 to June 2017. Encore Health Resources was a healthcare IT consulting firm that helped its clients use IT to improve the quality and cost of patient care. She has spent her 30-year career championing the use of healthcare IT to improve patient care and outcomes. A skilled leader, she has been praised by the chief information officers she served and the staff she oversaw for her people-focused, solutions-driven approach.

Ms. Sellers has held numerous prominent positions: as president and COO of Healthlink and as CEO of Encore Health Resources in Houston, which she co-founded with Ivo Nelson in 2009. Under her leadership, Encore served more than 190 providers and completed more than 500 projects in the U.S. that advanced healthcare IT. She has also served on the boards of CHIME, the CHIME Foundation and the CHIME Education Foundation.

Ms. Sellers brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Sellers is qualified to serve as a director of the Company.

Board Meeting and Attendance

During fiscal year 2019, our Board held eleven meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that the following nominees for election to the Board meet the definition of “independent” pursuant to the applicable NYSE American and SEC rules and regulations:  Michael Loria, Robert McCashin, Theresa Meadows and Mark Roberson.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Barlow serves as Chief Executive Officer while Mr. Abouchar is currently the non-executive Chairman of the Board. The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. Currently, we are assessing and responding to the substantial operational and commercial risks relating to the COVID-19 pandemic. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met.  The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.  The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Dana Sellers, who serves as chairperson, Mark Roberson, John D. Abouchar, Theresa Meadows and Robert McCashin.  Mr. Abouchar will be leaving the committee and the Board in June 2020 at the end of his current term.  The Board has determined that all members meet the definition of “independent” pursuant to NYSE American Rule 803.  Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met three times during the fiscal year ended December 31, 2019.  The Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2019.  The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Audit Committee

The Audit Committee is presently composed of Mark Roberson, who serves as chairperson, John D. Abouchar, Michael Loria and Robert McCashin, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  Mr. Abouchar will be leaving the committee and the Board in June 2020 at the end of his current term.  The Board has also determined that Mark Roberson is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing related party transactions, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met five times during the fiscal year ended December 31, 2019. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Theresa Meadows, who serves as chairperson, John D. Abouchar, Dana Sellers, Mark Roberson and Robert McCashin, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  Mr. Abouchar will be leaving the committee and the Board in June 2020 at the end of his current term.  The purpose of the Nominating and Corporate Governance Committee is to (1) identify qualified individuals to become directors, (2) select the director nominees to be presented for election at each annual meeting of stockholders, (3) regularly develop, review and recommend to the Board a set of corporate governance policies applicable to the Company, and (4) provide oversight for the evaluation of the performance of the Board.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”  The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2019.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board. In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.  The Nominating and Corporate Governance Committee does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates.  There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, CynergisTek, Inc., 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. All referrals will be compiled by the Corporate Secretary and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board.  At a minimum, a recommendation from a stockholder should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders or other interested parties may communicate with the Board, a Board committee, or any individual director or group of directors, by sending written communications addressed to the Board, or to the individual member of the Board, c/o Corporate Secretary, CynergisTek, Inc., 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. These communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Additionally, stockholders may communicate directly with the Board by sending an email to  board@cynergistek.com. These communications will be received by both the Chairman of the Board and the Chairman of the Audit Committee and forwarded as necessary to the appropriate member(s) of the Board. Aside from this communication method, there have been no material changes to the procedures by which interested parties may communication with the Board.

Code of Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is attached as Exhibit 14 to our Form 10-K for the year ended December 31, 2016, filed with the SEC on March 29, 2017, and is available upon written request to the Company’s Secretary at 11940 Jollyville Rd, Suite 300N, Austin, Texas, 78759. A copy of the Code of Business Conduct and Ethics is also available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Review and Approval of Transactions with Related Parties

In accordance with our Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, directors are encouraged to attend annual meetings of stockholders. Four directors attended the Company’s 2019 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Caleb Barlow	48	Chief Executive Officer and President
Paul T. Anthony	49	Chief Financial Officer and Secretary

All officers serve at the discretion of the Board.

For additional information with respect to Mr. Barlow, who also serves as a member of our Board, please refer to his profile set forth above under the section titled “ELECTION OF DIRECTORS”

Paul T. Anthony, 49. Paul T. Anthony was hired as our Chief Financial Officer on January 3, 2005. Mr. Anthony also serves as our Secretary and Treasurer.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at IBM-FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our “Named Executive Officers.”  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses & Commissions ($)(1)	Stock Awards ($)(2)	Option / Warrant Awards ($)(3)	All Other Compensation ($)	Total ($)
Caleb Barlow (4)	2019	$145,833	$200,000	$146,000	$130,664	$2,625	$625,122
Chief Executive Officer	2018	-	-	-	-	-	-

Michael H. McMillan (5)	2019	$359,700	-	$29,200	-	-	$388,900
Former Chief Executive Officer	2018	$333,487	$161,241	$199,000	-	$261,479	$955,207

Paul T. Anthony (6)	2019	$309,700	$41,461	$87,600	-	$11,200	$449,961
Chief Financial Officer, Secretary and Treasurer	2018	$283,487	$147,061	$358,200	-	$12,629	$801,377

Angela Rivera (7)	2019	$283,550	$28,354	$73,000	-	$11,200	$396,104
Executive Vice President, Operations	2018	$265,000	$135,598	$119,400	-	$10,600	$530,598

(1)Bonuses and commissions include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2)Represents time-based restricted stock units (“RSU”) awarded to the named executive officers as part of the long-term incentive awards. These RSU awards vest three years from the date of grant. These values represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board ASC Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 13 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC.

(3)A discussion of the methods used in calculation of these values may be found in Notes 11 and 12 to the consolidated financial statements which is in Part 2, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2019 and December 31, 2018, computed in accordance with ASC Topic 718.

(4)   Mr. Barlow joined the Company in August of 2019 and immediately was appointed to the role as President and Chief Executive Officer. Other compensation is comprised of $200,000 in sign-on bonus and 401K match of $2,625 in 2019.

(5)Mr. McMillan joined the Company in 2017 and immediately was appointed to the role as President. In October 2017 he was appointed to the role of Chief Executive Officer until his retirement at the end of 2019. Other compensation is comprised of $1,479 of retro pay and $260,000 in earn-out in 2018.

(6)Mr. Anthony joined the Company in 2005 and currently serves as Chief Financial Officer, Secretary and Treasurer. Other compensation is comprised of 401k match of $11,200 in 2019, and $1,629 of retro pay and 401k match of $11,000 in 2018.

(7)  Ms. Rivera joined the Company in 2017. Other compensation is comprised of 401k match of $11,200 and $10,600 in 2019 and 2018, respectively.

Narrative to Summary Compensation Table

Caleb Barlow

In August 2019, we entered into an employment agreement with Caleb Barlow (the “Barlow Agreement”) pursuant to which he will serve as President and Chief Executive Officer and will have the duties and responsibilities as are commensurate with the positions of President and Chief Executive Officer. The initial term of the Barlow Agreement is 36 months and will automatically renew for subsequent 12-month terms unless either party provides written notice to the other party of a desire not to renew employment.

Mr. Barlow’s base salary is $350,000. He is entitled to incentive bonus compensation that offers the potential to receive a discretionary bonus up to 100% of his base salary. For 2019, his discretionary bonus could total up to a maximum of $85,000 of which $0 was earned.  The incentive bonus plan is based on a number of factors established by the Board. In addition, he receives a retention bonus totaling $500,000, with $200,000 paid on August 1, 2019, $150,000 payable on January 1, 2020 and $150,000 payable in January 2021. Mr. Barlow also received equity compensation consisting of an option to purchase up to 500,000 shares of the Company’s common stock, subject to vesting, and 50,000 shares of restricted stock units. The options are nonqualified, and the grant was made outside of the Company's 2011 Stock Incentive Plan. We may terminate Mr. Barlow’s employment without cause at any time on thirty (30) days’ advance written notice to Mr. Barlow at which time Mr. Barlow is entitled to receive (a) his annual base salary then in effect, and full target annual bonus, each prorated to the date of termination, (b) payment of base salary compensation for an additional twelve months, payable as a lump sum, (c) acceleration and payment of the unpaid portion of the sign-on and retention bonus, and (d) the acceleration of all unvested stock options, warrants and restricted stock units then held by Mr. Barlow, subject to certain conditions set forth in the Barlow Agreement.  If Mr. Barlow resigns for any reason other than Good Reason, he will be entitled to receive his base salary for the thirty (30) day written notice period, but no other amounts. The foregoing is a summary of the Barlow Agreement, and is qualified in its entirely by the actual terms thereof, a copy of which is included as Exhibit 10.1 to our Form 8-K filed with the SEC on July 16, 2019.

Michael H. McMillan

In January 2017, we entered into an employment agreement with Michael H. McMillan (“McMillan”) (the “McMillan Employment Agreement”), pursuant to which we employed McMillan as President and Chief Strategy Officer of the Company. The initial term of the McMillan Employment Agreement was 36 months and would automatically renew for subsequent 12-month terms unless either party provided written notice to the other party of a desire to not renew the agreement.

Pursuant to the McMillan Employment Agreement, the Company had the right to terminate McMillan’s employment without cause at any time on thirty (30) days’ advance written notice to McMillan. Additionally, McMillan had the right to resign for “Good Reason” (as defined in the McMillan Employment Agreement) on thirty (30) days’ written notice.  In the event of (i) such termination without cause, or (ii) McMillan’s inability to perform the essential functions of his position due to a mental or physical disability or his death,  or (iii) McMillan’s resignation for Good Reason, McMillan was entitled to receive the base salary then in effect and full target annual bonus, prorated to the date of termination, and a “Severance Payment” equivalent to (a) payment of compensation for an additional twelve months, payable as a lump sum, and (b) the acceleration of all unvested stock options and warrants then held by McMillan, subject to certain conditions set forth in the McMillan Employment Agreement.    If McMillan resigned for other than Good Reason, he would be entitled to receive the base salary for the thirty (30) day written notice period, but no other amounts.  On October 2, 2017, the Board appointed McMillan as Chief

Executive Officer and his base salary was increased to $325,000.

In February 2018, the Company amended the McMillan Employment Agreement to extend the term thereof through December 31, 2020 and increased his base salary to $334,700 for 2018, $359,700 for 2019, and the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. He was paid a bonus of $161,241 and $0 for 2018 and 2019, respectively.  The foregoing summary of the McMillan Employment Agreement is qualified in its entirety by reference to the full context of the agreement, which is found as Exhibit 99.6 to our Current Report on Form 8-K filed with the SEC on January 17, 2017, and the amendment to the McMillan Employment Agreement, which is found as Exhibit 10.44 to our Annual Report on Form 10-K filed with the SEC on March 28, 2018.

On July 15, 2019, McMillan notified the Board of Directors of his decision to retire from the Company effective December 31, 2019.  In connection with his planned retirement, McMillan also submitted his resignation as President and Chief Executive Officer of the Company, effective July 31, 2019. McMillan will continue to serve as a director of the Company and remained employed by the Company through his retirement date in order to assist with the transition.  Mr. McMillan was given the honorary title of President and CEO Emeritus by the Board.

Paul T. Anthony

In January 2016, we entered into an employment agreement with Paul T. Anthony (the “Anthony Agreement”). The Anthony Agreement provides that Mr. Anthony will continue to serve as our Executive Vice President, CFO and Corporate Secretary. The Anthony Agreement has a term of two years and provided for an annual base salary of $245,000. The Anthony Agreement will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony was also entitled to receive a bonus of up to $132,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Anthony’s employment under the Anthony Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Anthony would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.  The foregoing summary of the Anthony Agreement is qualified in its entirety by reference to the full context of the employment agreement, which is found as Exhibit 10.32 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016. In March 2017, the Board of Directors authorized an increase in Mr. Anthony’s base salary to $250,000 and increased his potential annual bonus amount to $150,000.

In February 2018, the Company amended the Anthony Agreement to extend the term thereof through December 31, 2020 and increased his base salary to $284,700 for 2018, and $309,700 for 2019, with the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. Mr. Anthony was paid a bonus of $147,061 for 2018, earned a bonus of $41,841 for 2019, and for his 2020 bonus he will be eligible for up to 67.5% of his base salary. The foregoing summary of the Anthony Agreement is qualified in its entirety by reference to the full context of the agreement, which is found as Exhibit 10.32 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016, and the amendment to the Anthony Agreement, which is found as Exhibit 10.45 to our Annual Report on Form 10-K filed with the SEC on March 28, 2018.

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END (1)

		Option and Warrant Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options and Warrants Exercisable	(1) Number of Securities Underlying Unexercised Options and Warrants Unexercisable	Exercise Price ($)	Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested ($)
Caleb Barlow		-	500,000	$4.68	07/15/2029	-	-
	(2)	-	-	-	-	50,000	$ 146,000
Michael H McMillan	(4)	-	-	-	-	50,000	$ 199,000
	(3)	-	-	-	-	10,000	$ 29,200

Paul T. Anthony		50,000	-	$3.15	11/4/2020	-	-
		16,667	-	$3.03	12/31/2020	-	-
		16,667	-	$2.28	1/3/2022	-	-
		25,000	-	$3.00	2/3/2026	-	-
	(6)	77,779	-	$3.03	12/30/2023	-	-
	(5)	-	-	-	-	90,000	$ 248,400
	(4)	-	-	-	-	90,000	$ 358,200
	(2)	-	-	-	-	30,000	$ 878,600

(1)Unless otherwise indicated, all options vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(2)These Restricted Stock Units (“RSU”) were granted on November 13, 2019 and had a grant date per share value of $2.92 and cliff vest after three years of employment.

(3)These RSUs were granted on November 13, 2019 and had a grant date per share value of $2.92 and vest after one year.

(4)  These RSUs were granted on October 8, 2018 and had a grant date per share value of $3.98 and cliff vest after three years of employment.

(5)These RSUs were granted on October 26, 2017 and had a grant date per share value of $2.76 and cliff vest after three years of employment.

(6)These are warrants which were granted on January 16, 2013 and vested according to financial performance measures. This compensation is further described in Note 7 to the Annual Report on Form 10-K filed with the SEC on March 28, 2017.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2019, with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plan options approved by security holders (1)	223,215	$2.95	562,919
Equity compensation plan restricted stock units approved by security holders (2)	1,138,200	-	-
Equity compensation plans not approved by security holders (3)	577,779	$4.61	-
Total	1,939,194		562,919

(1)These plans consist of the 2007 Stock Option Plan and the 2011 Stock Incentive Plan, each as amended.

(2)Represents restricted stock units issued under the 2011 Stock Incentive Plan. Since this plan includes option grants, number of securities remaining available for future issuances is combined.

(3)From time to time and at the discretion of the Board, we may issue warrants to our key individuals or officers as performance-based compensation.

DIRECTOR COMPENSATION FOR 2019

The following table shows compensation information for the individuals who served as non-employee directors during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John D. Abouchar	$ 62,500	$ 86,175	-	—	—	—	$ 148,675
Drexel DeFord, Jr.(3)	$ 14,583	$ 30,641	-	—	—	—	$ 45,224
Judy F. Krandel (4)	$ 25,000	$ 34,470	-	—	—	—	$ 59,470
Theresa Meadows	$ 25,000	$ 50,722	-	—	—	—	$ 75,722
Mark Roberson	$ 37,500	$ 51,705	-	—	—	—	$ 89,205

(1)A discussion of the methods used in the calculation of these values may be found in Note 13 to the consolidated financial statements of our 2019 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2019 fiscal year.

(2)A discussion of the methods used in the calculation of these values may be found in Note 12 to the consolidated financial statements of our 2019 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2019 fiscal year.

(3)Mr. DeFord resigned from the Board in July 2019.

(4)Ms. Krandel resigned from the Board in April 2020.

Narrative to Director Compensation Table

During fiscal year 2019, non-employee directors were compensated as follows:

Board role	Annual amount per recipient
Board member unassigned to a chair	$25,000
Committee Chair	$37,500
Chairman of the Board	$62,500

The director compensation is ordinarily paid in two payments with the first payment made in January and the second payment made at the beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting).  The Company intends to compensate directors in 2020 at the same levels as 2019; provided, however, that director compensation from January 1, 2020 through February 29, 2020 was reduced by half as the Board was in the process of recruiting new board members.  It was determined during this recruiting effort that it was necessary to increase the board compensation back to the amounts for 2019 to attract qualified candidates. Any additional compensation for special committees or other items will be determined on a case by case basis by the Compensation Committee.

The Compensation Committee evaluates and expects to grant RSU’s to each board member. The RSUs granted to the board members in 2019 and 2018 is reflective of expected grants in future years.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Dana Sellers, who is the Chairperson, Mark Roberson, John D. Abouchar, Judy F. Krandel and Theresa Meadows. No member of the Compensation Committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’ long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of equity compensation. The compensation of our executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option or restricted stock unit (RSU) grants under the stock incentive plans.

Chief Executive Officer Compensation.

In October 2017 the Board of Directors appointed Mr. McMillan as CEO.  The Compensation Committee set Mr. McMillan’s annual base salary at $325,000 starting October 2, 2017. In February 2018, the Compensation Committee extended the term Mr. McMillan’s employment agreement through December 31, 2020 and increased his base salary to $334,700 for 2018, and $359,700 for 2019. He was paid a bonus of $421,241 for calendar 2018 and $0 for 2019.

In October 2018, Mr. McMillan was granted 50,000 restricted stock units of Company stock. These restricted stock units vest after three years of continuous service. Mr. McMillan retired from the Company in December of 2019 and remains a member of the Board of Directors.

In August of 2019 the Board of Directors appointed Caleb Barlow to serve as President and Chief Executive Officer.  The Compensation Committee set Mr. Barlow’s base salary at $350,000. He is entitled to incentive bonus compensation that offers the potential to receive a discretionary bonus up to 100% of his base salary. For 2019, his discretionary bonus could have totaled a maximum of $85,000 of which he received $0 for 2019.  The incentive bonus plan is based on a number of factors established by the Board. In addition, he received a retention bonus totaling $500,000, with $200,000 paid on August 1, 2019, $150,000 paid on January 1, 2020 and $150,000 payable in January 2021.

Mr. Barlow also received equity compensation consisting of an option to purchase up to 500,000 shares of the Company’s common stock, subject to vesting, and 50,000 shares of restricted stock units. The options are nonqualified, and the grant was made outside of the Company's 2011 Stock Incentive Plan.

By the Compensation Committee,

Dana Sellers, Chair

Mark Roberson

John D. Abouchar

Theresa Meadows

Robert McCashin

Michael Loria

April 28, 2020

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2020, by (i) each current director and director nominee; (ii) each named executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2019 fiscal year; (iii) all of our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock, which is our only class of stock outstanding. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, director nominees and executive officers:
John D, Abouchar (3)	124,335	1.3
Paul T. Anthony (4)	263,390	2.7
Caleb Barlow	10,000	*
Michael Loria	-	*
Robert McCashin	-	*
Michael McMillan	583,333	6.0
Theresa Meadows (6)	20,000	*
Mark Roberson (7)	44,334	*
Dana Sellers	-	*
Angela Rivera	10,000	*
All directors, director nominees and executive officers, as a group	1,555,392	15.0

5% Shareholders
Horton Capital Partners, LLC (8)	946,000	14.1
Perritt Funds, Inc.	535,000	5.2

* Less than 1% of the outstanding shares of Common Stock.

(1)The address for all officers and directors is c/o CynergisTek, Inc., 11940 Jollyville Road, Austin, TX 78759.

(2)Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 10,379,164 shares outstanding as of March 31, 2020, except for certain parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days whose percentages are based upon the sum of shares outstanding as of March 31, 2020 plus the number of shares subject to stock options and warrants that are presently exercisable or exercisable within 60 days held by them, or which may be converted into Common Stock, as indicated in the following notes.

(3)Includes 33,334 shares issuable upon exercise of vested restricted stock units and stock options.

(4)Includes 186,113 shares issuable upon exercise of stock options and warrants.

(5)Includes 10,000 shares issuable upon exercise of vested restricted stock units.

(6)Includes 10,000 shares issuable upon exercise of vested restricted stock units.

(7)Includes 23,334 shares issuable upon exercise of stock options and vested restricted stock units.

(8) Based solely on a Schedule 13D filed by Horton Capital Management, LLC, Horton Capital Partners, LLC and Horton Capital Partners Fund, LP (collectively, “Horton”) representing beneficial ownership as of February 14, 2020 The address for Horton is 1717 Arch Street, Suite 3920, Philadelphia, PA 19103.

(9)  Based solely on a Schedule 13G/A filed by Perritt Capital Management, Inc. and Perritt Funds, Inc. (collectively, “Perritt”) filed on February 10, 2020. The address for Perritt is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None

PROPOSAL 2

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the stockholders.

We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. In addition, our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We encourage you to closely review the compensation of our “Named Executive Officers” as described in this Proxy Statement under “Executive Compensation.” Stockholders are encouraged to read this section of the Proxy Statement, which discusses the compensation of our Named Executive Officers.

We seek to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.  The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal.  Specifically, stockholders are being asked to approve the following:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board of Directors. However, the Board of Directors and Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares in this manner.  The Board of Directors will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3

APPROVAL OF THE CYNERGISTEK, INC. 2020 EQUITY INCENTIVE PLAN

We are asking you to approve the CynergisTek, Inc. 2020 Equity Incentive Plan (the “Plan”), which the Board adopted on April 21, 2020 upon the recommendation of the Compensation Committee (for purposes of this discussion, the “Committee”). The Plan will only become effective if approved by shareholders at the Annual Meeting. If approved, the effective date of the Plan will be June 15, 2020.

If approved, the Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; promote the success of the Company’s business; and to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex A and incorporated by reference to this proposal. We encourage stockholders to read the Plan in its entirety. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, at 19400 Jollyville Rd, Suite 300N, Austin, Texas, 78759.

Effective Date; Duration of the Plan

The Plan will become effective upon approval by the Company’s stockholders and will remain in effect until the tenth anniversary of the date it is approved by stockholders, unless terminated earlier by the Board.

Plan Administration

The Plan will be administered by the Committee. The Committee will have the authority to, among other things, interpret the Plan, determine who will be granted awards under the Plan, determine the terms and conditions of and number of shares subject to each award, promulgate, amend, and rescind rules relating to the administration of the Plan and take action as it determines to be necessary or advisable for the administration of the Plan.

Eligibility

The Committee may grant awards to any employee, officer, consultant or director of the Company and its affiliates or individuals reasonably expected to become an employee, officer, consultant or director of the Company or its affiliates. Only employees are eligible to receive incentive stock options. As of the record date, approximately one hundred and thirty employees (including two Named Executive Officers) and seven non-employee directors would be eligible to participate in the Plan .  Non-employee directors currently receive awards as described in this proxy statement under Director Compensation For 2019 and the Company’s named executive officers receive awards as described in this proxy statement under Executive Compensation. The Company’s selection of eligible participants in the Plan will generally be based upon the Company’s evaluation of, among other considerations, retention, reward and incentive needs to stimulate the active interest of such persons in the development and financial success of the Company.

Shares Available for Awards; Limits on Awards

The Plan authorizes the issuance of up to 1,000,000 shares of common stock, plus the number of shares of common stock available for future grants under the CynergisTek, Inc. (formerly Auxilio, Inc.) 2011 Stock Incentive Plan (the “2011 Plan”) as of the effective date of the Plan, plus the number of shares of common stock underlying any award granted under the 2011 Plan that expires, terminates or is canceled or forfeited under the terms of the 2011Plan (the “Total Share Reserve”).

As of the record date, an estimated 533,075 shares of common stock remained available for awards under the 2011 Plan (without giving effect to additional shares of common stock which might terminate thereafter by expiration, termination, cancellation, or forfeiture).

The maximum number of shares of common stock subject to awards granted during a single fiscal year to any non-employee director shall not exceed 50,000 shares of common stock. Shares of common stock equal to the Total Share Reserve may be issued under the Plan pursuant to the exercise of the ISOs.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Plan.

Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will not again become available for future grants under the Plan.

The Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see Adjustments Upon Changes in Stock).

Fair Market Value Determination

For so long as the common stock remains listed on the NYSE American exchange or listed on any established stock exchange or a national market system, the fair market value of a share of common stock will be the closing price of a share of common stock as quoted on such exchange or system for such date as reported in the Wall Street Journal.  If the common stock is not listed on any established stock exchange or a national market system, the Compensation Committee shall determine the fair market value in good faith by reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

As of the record date, the closing price on the NYSE American of our common stock was $1.89.

Types of Awards That May Be Granted

Subject to the limits in the Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are: stock options (including both incentive stock options (“ISOs”) and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, cash awards and other stock-based awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Plan below. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date.

An option granted under the plan shall be evidenced by an award agreement that will set forth additional terms and conditions of the option. An option will become vested and exercisable at such times and subject to such conditions as the Compensation Committee determines but will not be exercisable later than ten years after grant, or five years after grant in the case of an ISO granted to a ten percent stockholder. Unless otherwise provided in an award agreement, upon a termination of continuous service (other than due to death or disability), an optionholder may exercise an option until the earlier of (a) three months following the optionholder’s termination of continuous service or (b) expiration of the term of the option.  Unless otherwise provided in an award agreement, upon termination due to disability or disability, the option may be exercised until the earlier of (a) twelve months following the termination due to disability or death or (b) expiration of the term of the option.

Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee such as tender of shares of common stock, a cashless exercise program established with a broker, or reduction in the number of shares of common stock otherwise deliverable on the option exercise with a fair market value equal to the option exercise price at the time of exercise.  To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which ISOs are exercisable for the first time during any calendar year exceeds $100,000, the option or portions thereof which exceed such limit will be treated as a nonqualified stock option.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. A SAR granted under the plan shall be evidenced by an award agreement that will set forth the vesting terms and additional terms and conditions of the SAR.  The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”).  Full payment of the exercise price must be made at the time of such exercise in shares of common stock, cash, or a combination therefor, as determined by the Committee.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Committee. A restricted stock award granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the restricted stock. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.  Any cash or stock dividends paid with respect to the restricted stock shall be withheld and credited to the participant’s account and distributed to the participant in cash, or in the discretion of the Committee, shares of common stock, upon the release of the restrictions.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. An RSU granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the RSU. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder.   In the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends (“dividend equivalents”) paid with respect to one share of common stock.  Any dividend equivalents will be deemed re-invested in additional RSUs based on the fair market value of a share of common stock on the applicable dividend payment date, and rounded down to the nearest whole share.  Upon expiration of the restricted period, the Company, it its sole discretion, shall deliver to the participant (a) one share of common stock for each outstanding vested RSU and cash equal to any dividend equivalents credited with respect to such vested RSU, (b) an amount of cash equal to the fair market value of the common stock that would have been payable pursuant to (a), or (c) any combination of shares of common stock and cash.

Performance Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. Performance awards granted under the plan shall be evidenced by an award agreement that will set forth additional terms and conditions of the performance award.

Other Equity-Based Awards

The Committee may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Committee as set out in an award agreement.

Cash Awards

The Committee may grant cash awards that are designated performance compensation awards.

Vesting

The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution. Awards requiring exercise are exercisable during the lifetime of the holder only by the holder or, in the event of the holder’s death, by the person designated by the holder to exercise the award.  Notwithstanding the foregoing, the Compensation Committee may permit a participant to transfer, not for value, all or part of a nonqualified stock option to a permitted transferee (as defined in the Plan).

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of options and SARs, the performance goals to which performance share awards and cash awards are subject, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (Code) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Upon a change in control, outstanding awards can be assumed or continued by the successor corporation or replaced with equity awards that preserve the existing value, vesting, and terms of the awards.  If the awards are assumed, continued, or replaced, in the event of a participant’s termination of service without cause or for good reason (as defined in the Plan or an award agreement) during the 2-year period following a change in control, all outstanding options and SARs fully vest and become exercisable, all restrictions applicable to restricted stock, restricted stock units, and other equity-based awards immediately lapse and become payable in accordance with their terms, and the performance goals for any performance-based awards are deemed to have been achieved at the “target” level of performance.

If outstanding awards are not assumed or replaced upon a change in control, the Committee, in its sole discretion, may (a) provide that outstanding options and SARs fully vest and become exercisable, all restrictions applicable to restricted stock, restricted stock units, and other equity-based awards immediately lapse and become payable in accordance with their terms, and the performance goals for any performance-based awards are deemed to have been achieved at the “target” level of performance; or (b) provide  for the cancellation of outstanding awards in exchange for payment of cash, property, or a combination of cash and property determined by the Committee to be at least equal to the excess (if any) of the consideration received in the change in control by the holders of the Company’s securities, less the exercise or purchase price (if any) for such awards.

The Plan provides that a “Change in Control” occurs upon (a) the acquisition by one person or more than one person acting as a group, of Company stock representing more than 50% of the total fair market value or total voting power of the Company; (b) the incumbent directors cease for any reason to constitute at least a majority of the Board; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the total voting power of the Company, its successor corporation or the organization succeeding to all or substantially all of the assets and business of the Company: (i) a sale or exchange by the stockholders in one or a series of related transactions of more than 50% of the total voting power of the Company’s stock; (ii) a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the stockholders’ approval; or (iii) the direct or indirect sale, exchange, transfer, or conveyance in one or a series of related transactions, of all or substantially all of the assets or properties of the Company and its subsidiaries to any person that is not a subsidiary of the Company.

Amendment or Termination of the Plan

The Board may amend or terminate the Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws or the rules of the NYSE American exchange. Assuming the Plan is adopted by the stockholders at the Annual Meeting, the Plan will terminate on June 15, 2030, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Plan or an award agreement in accordance with the Company’s clawback policy.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

A participant who has transferred a nonqualified stock option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The participant will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested nonqualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares of common stock acquired on exercise of the transferred options will be includable in the participant’s estate for estate tax purposes.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

 New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. As of the date of this Proxy Statement we have not determined future awards or who might receive them. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Plan are not determinable at this time. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2019: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

Named of Individual or Group	Number of Options	Number of RSUs	Aggregate Dollar Value(1)
Caleb Barlow	500,000(2)	50,000	$997,652
Michael H. McMillan		10,000	$29,200
Paul T. Anthony		30,000	$87,600
Angela Rivera		25,000	$73,000
All executive officers as a group.		90,000	$262,800
All directors who are not executive officers, as a group.		60,000	$175,200
All employees who are not executive officers, as a group.		277,000	$956,742

(1)Amounts in this column do not reflect compensation actually received by the participants. The amounts in this column represent the aggregate grant date fair value of awards granted in 2019, calculated in accordance with the provisions of FASB ASC Topic 718, Stock Compensation, except that any estimate of forfeitures was disregarded.

(2)Represents the maximum amount that can be earned.  None are currently vested.

Required Vote

Approval of this Proposal 3 requires the affirmative vote of a majority of the company’s shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal. The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2020 EQUITY INCENTIVE PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2020. Haskell & White LLP has audited the accounts and records of the Company from 2005 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2019 and 2018, were $127,200 and $156,450 respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the fiscal years ended December 31, 2019 and 2018, were $50,000 and $0, respectively.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the fiscal years ended December 31, 2019 and 2018, were $0 and $0, respectively. Income tax return preparation services were provided by another firm in both years.

All Other Fees

Other fees for services rendered by Haskell & White LLP during the fiscal years ended December 31, 2019 and 2018, including acquisition-related professional services were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Haskell & White LLP for fiscal years 2019 and 2018 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

Attendance at Annual Meeting

We do not expect representatives of Haskell & White LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2019 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 “Communications with Audit Committees.” The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence (Rule 3526).” The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

Mark Roberson, Chairperson

John D. Abouchar

Robert McCashin
Michael Loria

April 28, 2020

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2019, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/CynergisTek2020 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CYNERGISTEK, INC., 11940 JOLLYVILLE ROAD, SUITE 300N, AUSTIN, TEXAS, 78759

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2020 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

CYNERGISTEK, INC.

/s/ John D. Abouchar

John D. Abouchar

Chairman of the Board

Austin, Texas

April 28, 2020

CynergisTek, Inc.

11940 Jollyville Road, 300N

Austin, Texas 78759

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Caleb Barlow and Paul T. Anthony the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of CynergisTek, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held June 15, 2020, at 3:00 p.m. Central Time at 11940 Jollyville Road 300N, Austin, Texas, 78759 and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.ELECTION OF DIRECTORS:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  Caleb Barlow, Michael Loria, Robert McCashin, Michael McMillan, Theresa Meadows, Mark Roberson and Dana Sellers.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Approval, by non-binding vote, of executive compensation.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

3.APPROVAL OF 2020 EQUITY INCENTIVE PLAN:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Approval of the CynergisTek, Inc. 2020 Equity Incentive Plan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4

4.RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm.

5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS; FOR THE APPROVAL OF EXECUTIVE COMPENSATION; FOR THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2020

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

ANNEX A

CYNERGISTEK, INC.

2020 EQUITY INCENTIVE PLAN

CYNERGISTEK, INC.

2020 EQUITY INCENTIVE PLAN

This CynergisTek, Inc. 2020 Equity Incentive Plan is adopted by the Board of Directors of CynergisTek, Inc. on April 21, 2020 and approved by the stockholders of CynergisTek, Inc. on _____________________, 2020.

1.Purpose; Eligibility.

1.1General Purpose. The name of this plan is the CynergisTek, Inc. 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable CynergisTek, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors of the Company or its Affiliates after the receipt of Awards.

1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.Definitions.

2.1“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

2.2“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.3“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

2.4“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.6“Board” means the Board of Directors of the Company, as constituted at any time.

2.7“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

2.8“Cause” means, with respect to any Employee, Consultant, or Director, unless the applicable Award Agreement states otherwise:

(a)If the Employee, Consultant, or Director is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; (vi) any unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate; or (vii) refusal or omission to perform any duties required if such duties are consistent with duties customary for the position held with the Company or an Affiliate.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.9“Change in Control” means:

(a)One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)The Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c)The occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than fifty percent (50%) of the total voting power of the stock of the Company, its successor corporation, or organization succeeding to all or substantially all of the assets and business of the Company:

(i)a sale or exchange by the stockholders in one or a series of related transactions of more than fifty percent (50%) of the total voting power of the Company’s stock;

(ii)a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the stockholder’s approval; or

(iii)the direct or indirect sale, exchange, transfer, or conveyance in one or a series of related transactions, of all or substantially all of the assets or properties of the Company and its subsidiaries to any person that is not a subsidiary of the Company.

2.10“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

2.11“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

2.12“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

2.13“Company” means CynergisTek, Inc., a Delaware corporation, and any successor thereto.

2.14“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

2.15“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the

Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

2.16“Director” means a member of the Board.

2.17“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.18“Disqualifying Disposition” has the meaning set forth in Section 17.11.

2.19“Effective Date” shall mean the date that the Company’s stockholders approve this Plan if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

2.20“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.21“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American exchange, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee by reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

2.23“Fiscal Year” means the Company’s fiscal year.

2.24“Free Standing Rights” has the meaning set forth in Section 7.

2.25“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a)If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b)If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

2.26 “Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

2.27“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.28“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.29“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.30“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.31“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.32“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

2.33“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.34“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

2.35“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

2.36“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.37“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

2.38“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

2.39“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

2.40“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

2.41“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Nonqualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion

2.42“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

2.43“Plan” means this CynergisTek, Inc. 2020 Equity Incentive Plan, as amended from time.

2.44“Prior Plan” means the CynergisTek, Inc. (formerly Auxilio, Inc.) 2011 Stock Incentive Plan.

2.45“Related Rights” has the meaning set forth in Section 7.

2.46“Restricted Award” means any Award granted pursuant to Section 8.

2.47“Restricted Period” has the meaning set forth in Section 8.

2.48“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.49“Securities Act” means the Securities Act of 1933, as amended.

2.50“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

2.51“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.52“Substitute Award” has the meaning set forth in Section 4.6.

2.53“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

2.54“Total Share Reserve” has the meaning set forth in Section 4.1.

3.Administration.

3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1Total Share Reserve.  Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock plus the number of shares of Common Stock available for future awards under the CynergisTek, Inc. (formerly Auxilio, Inc.) 2011 Stock Incentive Plan (the “Prior Plan”) as of the Effective Date, plus the number of shares of Common Stock underlying any award granted under the Prior Plan that expires, terminates or is canceled or forfeited under the terms of the CynergisTek, Inc. 2011 Stock Incentive Plan shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2Source of Shares.  Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3Award Limitation.  The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director shall not exceed 50,000 shares of Common Stock.

4.4Incentive Stock Option Limit.  Shares of Common Stock equal to the Total Share Reserve may be issued under the Plan pursuant to the exercise of Incentive Stock Options.

4.5Additional Shares.  Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6Substitute Awards.  Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.Eligibility.

5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Nonqualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3Exercise Price of a Nonqualified Stock Option. The Option Exercise Price of each Nonqualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

7.Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1Grant Requirements for Related Rights.  Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2Term.  The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3Vesting.  The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No

Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4Exercise and Payment.  Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5Exercise Price.  The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6Reduction in the Underlying Option Shares.  Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.Restricted Awards.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1Restricted Stock and Restricted Stock Units

(a)Restricted Stock.  Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b)Restricted Stock Units.  The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

8.2Restrictions

(a)Restricted Stock.  Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)Restricted Stock Units.  Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

8.3Restricted Period.  With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.  No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4Delivery of Restricted Stock and Settlement of Restricted Stock Units.  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall, in its sole discretion, deliver to the Participant, or his or her beneficiary, without charge, (a) one share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon (or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any); (b) an amount of cash equal to the Fair Market Value of the Common Stock that would be payable pursuant to (a); or (c) any combination of shares of Common Stock and cash, in settlement of the Restricted Stock Unit.

8.5Stock Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.Performance Share Awards.  Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1Earning Performance Share Awards.  The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.Other Equity-Based Awards and Cash Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.Miscellaneous.

13.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the

Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.Effect of Change in Control.  The following provisions shall apply in the event of a Change in Control:

15.1Awards Assumed, Continued, or Replaced.  If and to the extent that outstanding Awards (i) are assumed by the successor corporation (or an affiliate of the successor) or continued or (ii) are replaced with equity awards that preserve the existing value of the Awards at the time of the Change in Control and provide for subsequent payout in accordance with a vesting schedule and Performance Goals, as applicable, that are the same or more favorable to the Participants than the vesting schedule and Performance Goals applicable to the Awards, then all such awards or such substitutes for them shall remain outstanding and be governed by their respective terms and the provisions of the Plan subject to Section 15.1(a).

(a)Termination of Continuous Service.  If and to the extent that (i) outstanding awards are assumed, continued or replaced in accordance with Section 15.1 above and (ii) a Participant’s employment with, or performance of services for, the Company is terminated by the Company for any reasons other than Cause or by such Participant for Good Reason, in each case, within the two (2)-year period commencing on the Change in Control, then, as of the date of such Participant’s termination, the Change-in-Control Treatment set forth in Section 15.2 shall automatically apply to all assumed or replaced awards of such Participant then outstanding.

(b)Terms of Awards.  Outstanding Options or Stock Appreciation Rights that are assumed, continued, or replaced in accordance with Section 15.1 may be exercised by the Participant in accordance with the applicable terms and conditions of such award as set forth in the applicable Award Agreement or elsewhere; provided, however, that Options or Stock Appreciation Rights that become exercisable in accordance with Section 15.1(a) may be exercised until the expiration of the original full term of such Option or Stock Appreciation Rights notwithstanding the other original terms and conditions of such Award.

15.2Acceleration of Vesting and Lapse of Restrictions.  If and to the extent that Awards are not assumed, continued, or replaced in accordance with Section 15.1, then upon the Change in Control the Committee may, in its sole discretion, provide that: (A) outstanding Options and Stock Appreciation Rights shall immediately vest and become exercisable; and (B) the restrictions and other conditions applicable to outstanding Restricted Awards and Other Equity-Based Awards, including vesting requirements, shall immediately lapse, and any Performance Goals relevant to such Awards shall be deemed to have been achieved at the target performance level; such Awards shall be free of all restrictions and fully vested; and, with respect to Restricted Stock Units, shall be payable immediately in accordance with their terms or, if later, as of the earliest permissible date under Section 409A of the Code (collectively, the “Change in Control Treatment”);

15.3Cancellation of Awards.  In addition, if and to the extent that outstanding awards under the Plan are not assumed, continued, or replaced in accordance with Section 15.1 above, then in connection with the Committee determination in Section 15.2 above, the Committee may, in its sole discretion, provide for cancellation of such outstanding Awards at the time of the Change in Control in which case a payment of cash, property, or a combination of cash and property shall be made to each such Participant upon the consummation of the Change in Control that is determined by the Committee in its sole discretion and that is at least equal to the excess (if any) of the value of the consideration that would be received in such Change in Control by the holders of the Company’s securities relating to such awards over the exercise or purchase price (if any) for such Awards (except that, in the case of an Option or Stock Appreciation Right, such payment shall be limited as necessary to prevent the Option or Stock Appreciation Right from being subject to Section 409A of the Code).

15.4Binding Obligation.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.Amendment of the Plan and Awards.

16.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

16.2Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

16.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to

Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.General Provisions.

17.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.6Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.7Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

17.8No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.9Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.10Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.11Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.12Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.13Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.14Expenses. The costs of administering the Plan shall be paid by the Company.

17.15Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.16Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.17Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.